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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 9, 2007

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)
435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)
Registrant's telephone number, including area code: (312) 222-9100

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        As noted in Items 1.01 and 5.02 of a Current Report on Form 8-K dated April 23, 2007 (the "April 23 Form 8-K"), filed by Tribune Company (the "Company") with the Securities and Exchange Commission (the "SEC") on April 24, 2007, the Company entered into a letter agreement (the "Letter Agreement") with EGI-TRB, L.L.C., a Delaware limited liability company (the "Zell Entity") wholly owned by Sam Investment Trust (a trust established for the benefit of Samuel Zell and his family), and Samuel Zell ("Zell"). Pursuant to the terms of the Letter Agreement, on May 9, 2007, Zell was elected to the board of directors of the Company (the "Board"). At the time of this filing, Zell has not been named to serve on any Board committees, and no determination has been made regarding the Board committee or committees on which he may serve.

        On April 5, 2007, the Company filed with the SEC a Current Report on Form 8-K dated April 1, 2007 (the "April 1 Form 8-K"), relating to the approval by the Board, based on the recommendation of a special committee of such Board comprised entirely of independent directors, of the Company's entry into a series of transactions with a newly formed Tribune Employee Stock Ownership Plan, the Zell Entity and Zell. The information set forth in Item 1.01 of the April 1 Form 8-K and Item 1.01 of the April 23 Form 8-K, in each case relating to the transactions to which the Zell Entity, Zell and the Company are parties, is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

        On May 9, 2007, the Company issued a press release announcing, among other things, that Zell had been elected to the Board. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information Regarding the Merger and the Tender Offer will be filed with the SEC:

        In connection with the proposed Merger contemplated by the Leveraged ESOP Transactions, the Company will file a proxy statement and other documents with the Securities and Exchange Commission (the "SEC"). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's website at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of charge on the Company's website at www.tribune.com or by directing a request to Tribune Company, 435 North Michigan Avenue, Chicago, IL 60611, Attention: Investor Relations. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

        The Company and its directors and executive officers may be deemed to be "participants" in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information about the Company and its directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement for Tribune's Annual Meeting of Shareholders, which Tribune is required to file with the SEC. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company's stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.

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        The disclosures included in this Current Report on Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any shares of Company Common Stock. The solicitation of offers to buy Tribune's common stock will only be made pursuant to the offer to purchase and related materials that the company will be sending to its shareholders (when available). Shareholders should read those materials carefully (when available) because they will contain important information, including the various terms and conditions of the offer. Shareholders can obtain copies of the offer to purchase, related materials filed by the company as part of the statement on Schedule TO with the SEC on April 25, 2007 through the SEC's internet address at http://www.sec.gov without charge. Shareholders will also be able to obtain copies of the offer to purchase and related materials, when and as filed with the SEC (excluding exhibits), without charge from the company or by written or oral request directed to Innisfree M&A Incorporated, 501 Madison Avenue, New York, New York 10022, telephone number 1 (877) 825-8621 (banks and brokerage firms call collect (212) 750-5833).

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibit to this Form 8-K

Exhibit No.	Description
99.1	Press Release of Tribune Company, dated May 9, 2007

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY (Registrant)
Date: May 10, 2007	/s/ MARK W. HIANIK Mark W. Hianik Vice President/Assistant General Counsel

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EXHIBIT INDEX

Exhibit to this Form 8-K

Exhibit No.	Description
99.1	Press Release of Tribune Company, dated May 9, 2007

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EXHIBIT INDEX